UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

HERITAGE-CRYSTAL CLEAN, INC.
(Exact name of registrant as specified in its charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On April 25, 2017, Heritage-Crystal Clean, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”), pursuant to notice duly given.  The proposal to ratify the appointment of Grant Thornton LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter. The results of the voting for each of these proposals were as follows:

1. Election of Class III Directors.

Election of Class III Directors	For	Withheld	Broker Non-Votes
Bruce Bruckmann	12,253,473	2,156,266	6,474,470
Carmine Falcone	12,012,929	2,396,810	6,474,470
Robert W. Willmschen Jr.	12,183,983	2,225,756	6,474,470

Each director nominee was duly elected to serve until the Annual Meeting of Stockholders in 2020 or until the director's successor has been duly elected and qualified, or until the earlier of the director's death, resignation, or retirement.

2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2017.

For	Against	Abstain
20,826,253	55,956	2,000

Shareholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal year ending December 30, 2017.

3. Approval on an advisory basis of the named executive officer compensation for fiscal 2016.

For	Against	Abstain	Broker Non-votes
14,383,766	17,973	8,000	6,474,470

Shareholders approved named executive officer compensation for the fiscal year ending December 31, 2016.

4. To approve the Company's Annual Incentive Plan for the purpose of complying with Section 162(m) of the Internal Revenue Code, as amended.

For	Against	Abstain	Broker Non-votes
12,289,324	2,112,975	7,440	6,474,470

5. To increase the number of shares available for issuance under the Heritage-Crystal Clean, Inc. Omnibus Incentive Plan of 2008 by 700,000.

For	Against	Abstain	Broker Non-votes
13,953,453	443,636	12,650	6,474,470

6. To increase the number of shares available for issuance under the Heritage-Crystal Clean, Inc. Employee Stock Purchase Plan of 2008 by 120,000.

For	Against	Abstain	Broker Non-votes
14,135,520	254,048	20,171	6,474,470

7. Advisory vote on the frequency on the shareholder vote on named executive officer compensation.

One Year	Two Years	Three Years	Abstain
13,449,438	33,745	923,607	2,949

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE-CRYSTAL CLEAN, INC.

Date: April 27, 2017	By: /s/ Mark DeVita Title: Chief Financial Officer